CSFB

           Credit Suisse First Boston

HOME EQUITY ASSET TRUST 2005-1

DERIVED INFORMATION   1/14/05

$580,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,000,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 1/01/05 cutoff date.  Approximately 35.9% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

% Agency Conforming	80.3
% Agency Non-Conforming	19.7
No of Loans	6,306
Avg Scheduled Balance	162,870.00
GWAC	7.13
Wgt Avg Orig Stated LTV	81.1	**
% of 1st liens	97.7
% Owner Occupied	93.4
% Purchase	59.7
% CashOut	35.4
% Full Doc	52.1
% Reduced/Limited Doc	21.8
% Stated Doc	25.7
% No Doc	0.5		Min	Max
Wgt Avg FICO	641		482	805
avg Seasoning	2
% >3m Seasoning	14.2

*

Total collateral will be approximately [$1,000,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	23	5,356,473	0.5	7.07	85.6	634
Arm 2/28	2,758	444,082,071	43.2	7.35	81.4	625
Arm 2/28 IO	1,317	328,022,910	31.9	6.66	81.0	663
Arm 3/27	271	40,740,202	4.0	7.14	80.8	621
Arm 3/27 IO	132	28,615,583	2.8	6.62	80.5	669
Arm 5/25	20	4,513,778	0.4	6.92	82.5	640
Arm 5/25 IO	29	6,280,587	0.6	6.48	79.8	668
Arm 6 Month	46	9,953,012	1.0	6.23	84.4	638
Fixed Rate	1,684	153,443,356	14.9	7.74	80.2	638
Fixed Rate IO	26	6,047,192	0.6	6.61	81.9	681
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
Loans <75k	1,491	68,040,125	6.6	8.81	85.2	625
Loans <100k	2,247	134,059,365	13.1	8.23	83.4	625
Loans >350k	521	230,762,041	22.5	6.71	80.7	659
Loans > 500k	90	53,429,373	5.2	6.72	80.3	659
Loans > 750k	5	4,161,580	0.4	6.78	67.5	674

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
DTI	Loans	Balance	Balance	%	%	FICO
Unavailable	40	7,152,290	0.7	7.19	74.3	691
1 - 40	2,499	355,398,649	34.6	7.22	80.6	640
41 - 45	1,664	289,026,150	28.1	7.13	81.6	650
46 - 50	1,753	310,380,099	30.2	7.10	81.6	637
51 - 55	339	63,108,173	6.1	6.86	80.3	623
56 >=	11	1,989,804	0.2	7.29	79.7	621
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
STATE	Loans	Balance	Balance	%	%	FICO
CA	1,302	356,917,770	34.8	6.75	79.0	648
CO	136	19,626,747	1.9	7.02	82.9	635
FL	558	79,025,820	7.7	7.43	82.2	635
IL	309	54,485,675	5.3	7.24	83.6	651
MA	98	21,919,303	2.1	7.29	77.9	636
MI	256	27,191,956	2.6	7.86	83.5	622
NC	73	9,100,798	0.9	7.66	78.1	642
NJ	55	11,842,510	1.2	7.16	82.1	638
NY	120	29,567,073	2.9	6.98	80.5	677
OTHER_STATE	2,550	323,987,038	31.5	7.32	82.2	634
SC	37	4,270,501	0.4	7.57	83.9	642
TX	596	55,820,852	5.4	7.78	82.7	624
WA	216	33,299,123	3.2	6.84	82.9	648
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
PROPERTY	Loans	Balance	Balance	%	%	FICO
Single Family Residence	4,893	760,623,052	74.1	7.13	81.1	638
Condo	360	57,175,515	5.6	7.13	81.2	652
2 Family	281	53,022,820	5.2	7.18	80.9	658
3-4 Family	107	25,080,701	2.4	7.58	79.4	667
PUD	665	131,153,077	12.8	7.02	81.5	644
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
FICO<560	566	81,295,458	7.9	8.12	76.4	536
FICO<580	1,030	145,618,067	14.2	8.00	78.0	551
FICO<600	1,770	239,527,380	23.3	7.80	79.7	566

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	2	92,170	0.0	10.56	71.3	0
1 - 520	109	15,658,300	1.5	8.50	72.8	510
521 - 540	165	25,739,666	2.5	8.26	74.8	531
541 - 560	317	44,003,352	4.3	7.90	78.8	551
561 - 580	480	64,833,304	6.3	7.81	80.4	571
581 - 600	739	94,433,436	9.2	7.48	82.3	590
601 - 620	768	109,506,723	10.7	7.14	81.2	610
621 - 640	922	146,112,430	14.2	7.07	81.3	630
641 - 660	864	151,755,481	14.8	6.91	81.2	650
661 - 680	759	141,622,708	13.8	6.90	82.0	670
681 - 700	469	88,847,658	8.7	6.80	82.0	689
701 - 720	294	61,791,285	6.0	6.69	81.7	710
721 - 740	179	34,025,404	3.3	6.88	81.7	730
741 >=	239	48,633,248	4.7	6.71	81.0	764
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
OLTV	Loans	Balance	Balance	%	%	FICO
<= 50	110	15,083,851	1.5	6.95	43.0	622
51 - 55	49	7,342,831	0.7	6.89	53.3	619
56 - 60	74	14,172,557	1.4	7.12	57.7	604
61 - 65	120	20,936,841	2.0	6.89	63.3	602
66 - 70	180	33,047,979	3.2	7.05	68.6	612
71 - 75	266	49,361,772	4.8	7.10	74.0	617
76 - 80	3,107	566,399,092	55.1	6.87	79.8	653
81 - 85	489	82,136,131	8.0	7.36	84.3	608
86 - 90	842	143,039,898	13.9	7.40	89.5	632
91 - 95	351	57,328,911	5.6	7.47	94.7	654
96 - 100	718	38,205,303	3.7	9.42	99.9	648
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
OLTV	Loans	Balance	Balance	%	%	FICO
>80	2,400	320,710,243	31.2	7.65	90.3	632
>90	1,069	95,534,214	9.3	8.25	96.8	651
>100	0	0	0.0	0.00	0.0	0

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Mortgage Insurance Providers	Loans	Balance	Balance	%	%	FICO
No Insurance	6,300	1,025,842,944	99.9	7.13	81.1	641
Mtge Guaranty Insurance Corp.	1	133,875	0.0	7.10	90.0	636
PMI	1	116,595	0.0	7.63	95.0	613
Republic Mtge Ins Co	1	153,776	0.0	6.85	95.0	730
Radian Guaranty	3	807,975	0.1	7.15	91.5	648
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.